Dreyfus

Appreciation Fund, Inc.

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Appreciation Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund, Inc., covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed, including a discussion with the fund's portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Appreciation Fund, Inc.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000


2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Appreciation Fund, Inc. perform  relative to its benchmark?

For the 12-month period ended December 31, 1999, the fund's total return was 9.97% .(1) For the same period, the total return of the Standard & Poor's 500((reg.tm) ) Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark was 21.03%.(2)

We attribute the fund's relative underperformance to the narrow base of stocks that supported the S&P 500 Index's rise. Much of the Index's advance during the period was driven by strong performance among a relative handful of technology-related stocks. Since, as of December 31, 1999 technology stocks comprised 24% of the Index, but just 17% of the fund, the Index produced higher returns than the fund.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the fund in a manner particularly well suited to long-term investors. Our investment approach is based on targeting long-term growth rather than short-term profit. We buy and sell relatively few stocks during the course of the year, helping to minimize investors' tax liabilities and reduce trading costs. For the 12-month period ended December 31, 1999, the fund's portfolio turnover rate was 11.77%, well within our goal of an annual turnover rate below 15% during normal market conditions.

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

As we mentioned earlier, most of the benchmark's strong rise was driven by the performance of an extremely narrow group of technology-related companies. Only a handful of stocks in the S&P 500 Index accounted for most of the Index's return in 1999. While the fund benefited from owning significant positions in a few of these stocks -- such as technology leaders Intel, Microsoft and Cisco Systems -- our performance relative to our benchmark suffered because we held fewer of these stocks than the S&P 500 Index.

A wide range of global, domestic and company-specific issues also affected the fund's performance. During the first half of the period, global economic difficulties and weak consumer spending in many foreign markets created challenging conditions for multinational consumer products companies such as Gillette. During the second half of the period, rising interest rates took a toll on interest-rate-sensitive sectors, including financials. Because we allocated more of the fund' s assets to consumer staples and financials than other sectors, these conditions hurt the fund's overall performance.

What is the fund's current strategy?

Much of the fund's performance results from our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. During the reporting period, this process led us to maintain the fund's emphasis on the health care, consumer staple and financial industries, and to de-emphasize commodities and basic industries. Our investment discipline also led us away from technology companies with stock prices higher than we judged to be warranted by their financial strength and growth rates.

While our emphasis on health care and consumer staple stocks constrained the fund's ability to keep pace with the S&P 500 Index due to the factors described above, many individual holdings in these sectors performed well. The fund's top performers included capital goods giant General Electric, which has been the fund's largest single posi-

4

tion. Other winners included pharmaceutical companies Johnson & Johnson and Bristol-Myers Squibb and consumer products companies Wal-Mart Stores and Colgate-Palmolive. Furthermore, despite the challenging interest-rate environment and weakness in the overall financial sector, our individual holdings of financial stocks boosted the fund's performance relative to the S&P 500 Index, as did our underweighting of the troubled commodities and basic industry sectors.

As of December 31, 1999, long-term economic trends have led us to emphasize large companies with global operations, established track records, predictable business models and products that are sold directly to end-users. Specifically, both the domestic and overseas economies have continued to perform well. Despite rising interest rates, inflation has remained low while consumer confidence has remained high. Overseas, recovering economies in Japan and Asia as well as continuing growth in Europe should support the earnings of large, global companies. As a result, we have seen little reason to alter our asset allocation strategy. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                      The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Appreciation
Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                          Inception                                                                  From

                                            Date             1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                       1/18/84            9.97%            26.10%             16.81%            17.44%

(+) SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS APPRECIATION FUND, INC. ON 1/18/84 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/84 IS USED AS THE BEGINNING VALUE ON 1/18/84. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--99.1%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.9%

Christian Dior                                                                                  150,000               37,187,820

Polo Ralph Lauren                                                                               450,000  (a)           7,678,125

                                                                                                                      44,865,945

AUTOMOTIVE--2.4%

Ford Motor                                                                                    2,124,905              113,549,611

BANKING--4.2%

Chase Manhattan                                                                               1,425,000              110,704,687

SunTrust Banks                                                                                1,300,000               89,456,250

                                                                                                                     200,160,937

CAPITAL GOODS--9.2%

Emerson Electric                                                                              1,000,000               57,375,000

General Electric                                                                              1,500,000              232,125,000

Honeywell International                                                                       1,525,000               87,973,438

Rockwell International                                                                        1,210,000               57,928,750

                                                                                                                     435,402,188

COMMUNICATIONS SERVICES--5.9%

Bell Atlantic                                                                                 1,000,000               61,562,500

BellSouth                                                                                     2,375,000              111,179,687

SBC Communications                                                                            2,225,192              108,478,110

                                                                                                                     281,220,297

COMPUTERS--12.1%

Cisco Systems                                                                                 2,000,500  (a)         214,303,563

Hewlett-Packard                                                                               1,000,000              113,937,500

International Business Machines                                                                 150,000               16,200,000

Microsoft                                                                                     1,950,000  (a)         227,662,500

                                                                                                                     572,103,563

ELECTRONICS--7.9%

Conexant Systems                                                                                775,000  (a)          51,440,625

Intel                                                                                         3,950,000              325,134,375

                                                                                                                     376,575,000

ENERGY--6.2%

BP Amoco, ADS                                                                                 1,640,000               97,272,500

Chevron                                                                                         400,000               34,650,000

Exxon Mobil                                                                                   1,646,299              132,629,963

Royal Dutch Petroleum, ADR                                                                      450,000               27,196,875

                                                                                                                     291,749,338

                                                                                                                          The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC.--8.9%

American Express                                                                                300,000               49,875,000

Associates First Capital, Cl. A                                                               1,901,788               52,180,308

Citigroup                                                                                     2,666,250              148,143,516

Federal National Mortgage Association                                                         1,925,000              120,192,187

Hertz, Cl. A                                                                                    150,000                7,518,750

Merrill Lynch                                                                                   500,000               41,750,000

                                                                                                                     419,659,761

FOOD & DRUGS--2.0%

Walgreen                                                                                      3,300,000               96,525,000

FOOD, BEVERAGE & TOBACCO--6.8%

Anheuser-Busch Cos.                                                                             140,000                9,922,500

Coca-Cola                                                                                     2,400,000              139,800,000

Nestle, ADR                                                                                     340,000               31,110,000

PepsiCo                                                                                       2,050,000               72,262,500

Philip Morris Cos.                                                                            3,000,000               69,562,500

                                                                                                                     322,657,500

HEALTH CARE--15.2%

Abbott Laboratories                                                                           1,650,000               59,915,625

American Home Products                                                                          500,000               19,718,750

Bristol-Myers Squibb                                                                          1,550,000               99,490,625

Johnson & Johnson                                                                             1,600,000              149,000,000

Merck & Co.                                                                                   2,100,000              140,831,250

Pfizer                                                                                        6,300,000              204,356,250

Roche Holdings, ADR                                                                             325,000               38,553,125

Schering-Plough                                                                                 150,000                6,328,125

                                                                                                                     718,193,750

HOUSEHOLD PRODUCTS-MISC.--6.3%

Colgate-Palmolive                                                                             1,325,000               86,125,000

Estee Lauder, Cl. A                                                                             520,000               26,227,500

Gillette                                                                                      1,900,000               78,256,250

Procter & Gamble                                                                              1,000,000              109,562,500

                                                                                                                     300,171,250

INSURANCE--4.6%

American General                                                                                316,000               23,976,500

Berkshire Hathaway, Cl. A                                                                         1,507  (a)          84,542,700

Berkshire Hathaway, Cl. B                                                                            15  (a)              27,450

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Marsh & McLennan Cos.                                                                         1,150,000              110,040,625

                                                                                                                     218,587,275

MEDIA/ENTERTAINMENT--2.1%

Fox Entertainment Group, Cl. A                                                                1,457,700  (a)          36,351,394

McDonald's                                                                                    1,550,000               62,484,375

                                                                                                                      98,835,769

PUBLISHING--1.5%

McGraw-Hill Cos.                                                                              1,075,000               66,246,875

News Corp, ADR                                                                                  120,000                4,590,000

                                                                                                                      70,836,875

RETAIL--2.1%

Wal-Mart Stores                                                                               1,450,000              100,231,250

TRANSPORTATION--.8%

Norfolk Southern                                                                              1,800,000               36,900,000

TOTAL COMMON STOCKS

   (cost $3,004,135,709)                                                                                           4,698,225,309
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADS, Cum. $.4428

   (cost $15,964,941)                                                                           800,000               26,750,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.90%, 1/20/2000                                                                           3,108,000                3,101,193

   4.97%, 3/30/2000                                                                          29,322,000               28,956,355

TOTAL SHORT-TERM INVESTMENTS
   (cost $32,061,685)                                                                                                 32,057,548
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,052,162,335)                                                          100.3%            4,757,032,857

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)             (14,951,781)

NET ASSETS                                                                                       100.0%            4,742,081,076

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        3,052,162,335  4,757,032,857

Cash                                                                  3,525,830

Dividends receivable                                                  3,292,400

Receivable for shares of Common Stock subscribed                      2,793,761

Prepaid expenses                                                        111,499

                                                                  4,766,756,347
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,526,214

Due to Fayez Sarofim & Co.                                            1,100,141

Due to Distributor                                                    1,006,920

Payable for shares of Common Stock redeemed                          20,482,827

Accrued expenses                                                        559,169

                                                                     24,675,271
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    4,742,081,076
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,998,769,657

Accumulated undistributed investment income--net                        485,701

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  37,956,375

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                1,704,869,343
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    4,742,081,076
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.01 par value Common Stock authorized)      103,693,657

NET ASSET VALUE, offering and redemption price per share ($)             45.73

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $722,226 foreign taxes withheld at source)   65,646,642

Interest                                                             1,089,939

TOTAL INCOME                                                        66,736,581

EXPENSES:

Investment advisory fee--Note 3(a)                                  13,290,398

Sub-Investment advisory fee--Note 3(a)                              12,945,398

Shareholder servicing costs--Note 3(b)                              14,577,790

Interest expense--Note 2                                               481,675

Prospectus and shareholders' reports                                   438,425

Custodian fees--Note 3(b)                                              219,948

Registration fees                                                      217,516

Loan commitment fees--Note 2                                            41,404

Directors' fees and expenses--Note 3(c)                                 37,995

Professional fees                                                       53,691

Miscellaneous                                                           86,047

TOTAL EXPENSES                                                      42,390,287

INVESTMENT INCOME--NET                                              24,346,294
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        69,316,684

Net unrealized appreciation (depreciation) on investments          347,343,155

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             416,659,839

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               441,006,133

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                    ----------------------------

                                                     1999               1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         24,346,294          22,086,845

Net realized gain (loss) on investments        69,316,684           6,832,495

Net unrealized appreciation (depreciation)
   on investments                             347,343,155         779,726,182

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  441,006,133         808,645,522
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (23,860,593)         (22,227,913)

Net realized gain on investments             (31,629,698)          (6,915,626)

TOTAL DIVIDENDS                              (55,490,291)         (29,143,539)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               2,920,671,160       3,227,561,253

Dividends reinvested                           49,185,985          23,885,824

Cost of shares redeemed                   (2,775,307,800)      (1,846,571,204)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           194,549,345        1,404,875,873

TOTAL INCREASE (DECREASE) IN NET ASSETS      580,065,187        2,184,377,856
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         4,162,015,889        1,977,638,033

END OF PERIOD                               4,742,081,076        4,162,015,889

Undistributed investment income--net              485,701                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    66,761,307          86,769,924

Shares issued for dividends reinvested          1,068,187             569,180

Shares redeemed                              (63,059,964)         (49,485,662)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,769,530           37,853,442

SEE NOTES TO FINANCIAL STATEMENTS.


12

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 1999           1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            42.07          32.38          25.58          20.55         15.17

Investment Operations:

Investment income--net                                            .23(a)         .23            .25            .25           .33

Net realized and unrealized
   gain (loss) on investments                                    3.97           9.76           6.87           5.03          5.42

Total from Investment Operations                                 4.20           9.99           7.12           5.28          5.75

Distributions:

Dividends from investment income--net                            (.23)          (.23)          (.26)          (.25)         (.34)

Dividends from net realized gain
   on investments                                                (.31)          (.07)          (.06)            --          (.03)

Total Distributions                                              (.54)          (.30)          (.32)          (.25)         (.37)

Net asset value, end of period                                  45.73          42.07           32.38          25.58         20.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.97          30.85           27.85          25.68         37.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .88            .89             .87            .91           .92

Ratio of interest expense and loan
   commitment fee to
   average net assets                                             .01             --              --             --            --

Ratio of net investment income
   to average net assets                                          .51            .75             .99           1.34          2.28

Portfolio Turnover Rate                                         11.77           1.40            1.23           4.84          4.51
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       4,742,081      4,162,016       1,977,638        845,497        457,267

(A) BASED ON AVERAGE SHARES OUTSANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

14

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $8,493,000 with a related weighted average annualized interest rate of 5.67%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund's net assets at the following annual rates:


Average Net Assets                                   Dreyfus
    Sarofim
    ----------------------------------------------------------------------------

       0 up to $25 million. . . . . . . . . . . . . . . . . .  .44 of 1%
       .11 of 1%

       $25 million up to $75 million. . . . . . . . . . . . .  .37 of 1%
       .18 of 1%

       $75 million up to $200 million . . . . . . . . . . . .  .33 of 1%
       .22 of 1%

       $200 million up to $300 million. . . . . . . . . . . .  .29 of 1%
       .26 of 1%

       In excess of $300 million. . . . . . . . . . . . . . . .275 of 1%
       .275 of 1%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The

16

Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1999, the fund was charged $11,925,362 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $1,450,871 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $219,948 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) During the period ended December 31, 1999, the fund incurred total brokerage commissions of $1,080,604, of which $73,000 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $737,841,673 and $553,606,014, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $1,704,870,522, consisting of $1,768,680,388 gross unrealized appreciation and $63,809,866 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                    The Fund  17

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [ERNST & YOUNG LLP Signature logo]

New York, New York
February 7, 2000

18

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.3030 per share as a long-term capital gain distribution of the $.5340 per share paid on December 23, 1999 and also designates $.0030 per share as a long-term capital gain distribution paid on March 31, 1999.

The fund also designates 100.0% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                                     The Fund 19

NOTE

                                                           For More Information

                        Dreyfus Appreciation Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  141AR9912